Exhibit 99.1

BioTime, Inc. Announces Proposed Public Offering of Common Stock

ALAMEDA, CA, June 15, 2016 — BioTime, Inc. (NYSE MKT: BTX), a clinical-stage biotechnology company focused on developing and commercializing novel therapies in the field of regenerative medicine, today announced its intent to offer to sell shares of its common stock in an underwritten public offering. The offering is subject to market, regulatory and other conditions and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Oppenheimer & Co. Inc. is acting as sole book-running manager for the offering.

A registration statement relating to the shares described above was previously filed with and has become effective by rule of the Securities and Exchange Commission (SEC). A preliminary prospectus supplement and the related prospectus will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained, when available, from Oppenheimer & Co. Inc., 85 Broad Street, 26th Floor, New York, New York, 10004, Attn: Syndicate Prospectus Department, or by telephone at (212) 667-8563, or by e-mail to EquityProspectus@opco.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About BioTime, Inc.

BioTime, Inc. is a clinical-stage biotechnology company focused on developing and commercializing novel therapies in the field of regenerative medicine. The foundation of its core therapeutic technology platform is pluripotent cells that are capable of becoming any of the cell types in the human body. BioTime’s research and other activities have resulted, over time, in the creation of other subsidiaries that address other non-therapeutic market opportunities such as cancer diagnostics, drug development and cell research products, and mobile health software applications.

BioTime, Inc.’s common stock is traded on the NYSE MKT and TASE under the symbol BTX. For more information, please visit www.biotimeinc.com or connect with the company on Twitter, LinkedIn, Facebook, YouTube, and Google+.

Forward-Looking Statements

Certain statements contained in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for BioTime, Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the business of BioTime, Inc. and its subsidiaries, particularly those mentioned in the cautionary statements found in more detail in the “Risk Factors” section of its Annual Reports filed with the SEC (copies of which may be obtained at www.sec.gov). Subsequent events and developments may cause these forward-looking statements to change. BioTime, Inc. specifically disclaims any obligation or intention to update or revise these forward-looking statements as a result of changed events or circumstances that occur after the date of this release, except as required by applicable law.

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Contact:

BioTime, Inc.
Dan L. Lawrence, 510-775-0510
dlawrence@biotimeinc.com
or

Investor Contact:
EVC Group, Inc.
Michael Polyviou, 646-445-4800
mpolyviou@evcgroup.com
or

Media Contact:
Gotham Communications, LLC
Bill Douglass, 646-504-0890
bill@gothamcomm.com